UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2022 (August 8, 2022)

MONEYLION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39346	85-0849243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 West 21st Street, 9th Floor,

New York, NY 10010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 300-9865

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ML	The New York Stock Exchange
Redeemable warrants: each whole warrant exercisable for one share of Class A common stock, par value $0.0001	ML WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)        In connection with the preparation of the unaudited consolidated financial statements as of and for the three and six months ended June 30, 2022 of MoneyLion Inc. (together with its consolidated subsidiaries, as context requires, the “Company”), the Company’s management, in consultation with its advisors, identified an error in (i) the Company’s previously issued audited consolidated financial statements as of and for the year ended December 31, 2021 (the “FY 2021 Financial Statements”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (“FY 2021”), originally filed with the Securities and Exchange Commission (“SEC”) on March 17, 2022 (the “Original FY 2021 10-K”), and (ii) the Company’s previously issued unaudited consolidated financial statements as of and for the three months ended March 31, 2022 (the “Q1 2022 Financial Statements” and together with the FY 2021 Financial Statements, the “Original Financial Statements”) included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022 (“Q1 2022” and together with FY 2021, the “Affected Periods”), originally filed with the SEC on May 16, 2022 (the “Original Q1 2022 10-Q”), arising from the Company’s classification and related accounting treatment of certain consideration paid and payable in restricted shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), to the sellers (the “Selling Members”) of Malka Media Group LLC (“MALKA”) in connection with the Company’s acquisition of MALKA (the “MALKA Acquisition”) pursuant to a make-whole provision on the Class A Common Stock that the Seller Members received on the closing date of the MALKA Acquisition (the “Make-Whole Provision”) as equity instead of a liability.

The Company originally classified the Make-Whole Provision as equity and recorded the fair value as stockholders’ equity on the consolidated balance sheet as of the MALKA Acquisition Closing Date. The Company’s management, in consultation with its advisors, has now determined that the Make-Whole Provision should not have been classified as equity and should have been classified as a liability within the scope of Accounting Standards Codification 480, Distinguishing Liabilities from Equity, as of the closing date of the MALKA Acquisition, with subsequent changes in the fair value of such liability recorded in the consolidated statement of operations under change in fair value of contingent consideration from mergers and acquisitions.

As a result, the Company’s management has noted errors related to net loss and basic and diluted loss per share in the consolidated statements of operations for the year ended December 31, 2021 and three months ended March 31, 2022 and accounts payable and accrued liabilities as of December 31, 2021, other liabilities as of March 31, 2022 and additional paid-in capital and accumulated deficit as of December 31, 2021 and March 31, 2022 in the consolidated balance sheets, along with related impacts to the consolidated statements of cash flows for the year ended December 31, 2021 and three months ended March 31, 2022 and the consolidated statements of redeemable convertible preferred stock, redeemable noncontrolling interests and stockholders’ equity (deficit) for the year ended December 31, 2021 and three months ended March 31, 2022.

The manner in which the Company accounted for the Make-Whole Provision had no effect on the Company’s previously reported cash position.

In light of the foregoing, on August 8, 2022, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), based on the recommendation of and after consultation with management and the Company’s advisors, concluded that the Original Financial Statements should no longer be relied upon and should be restated in order to correct the error described above. As such, the Company intends to restate the Original Financial Statements for the Affected Periods in an amendment to the Original FY 2021 10-K and an amendment to the Original Q1 2022 10-Q (together, the “Amended Reports”), to be filed with the SEC. Relatedly, any press releases, earnings releases, investor presentations or other communications describing the Company’s Original Financial Statements for the Affected Periods should no longer be relied upon.

The Company’s management has concluded that in light of the errors and restatements described above, the Company’s disclosure controls and procedures were not effective as of December 31, 2021 and March 31, 2022 and the Company’s previously identified material weakness remained un-remediated as of December 31, 2021 and March 31, 2022. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Amended Reports.

The Audit Committee and the Company’s management have discussed the matters disclosed pursuant to this Item 4.02(a) with the Company’s auditors, RSM US LLP.

Item 9.01. Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks” or other similar expressions. Such statements may include, but are not limited to, statements regarding the impact of the Company’s restatement of certain historical financial statements and any proposed remediation measures with respect to identified material weaknesses. These statements are based on current expectations on the date of this Current Report on Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONEYLION INC.

By:	/s/ Richard Correia
	Name:	Richard Correia
	Title:	Chief Financial Officer and Treasurer

Date:	August 11, 2022